FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

~~November 9, 2004~~ Ap ril 15, 2005

Date of Report (Date of earliest event reported)

ILX Resorts Incorporated

Exact name of Registrant as specified in its charter

ARIZONA

(State or other jurisdiction of incorporation)

001-13855

86-0564171

(Commission File

        (I.R.S. Employer

Number)

      Identification No.)

2111 E. Highland Avenue, Suite 210, Phoenix, AZ 85016

(Address of principal executive offices)

Registrant's telephone number, including area code 602-957-2777

Item 1.01 Entry into a Material Definitive Agreement

Cash bonuses in the amounts listed below were paid on April 15, 2005 to the Chief Executive Officer (CEO) and executive officers as a part of the sale of the Company’s leasehold interest in a 44-acre parcel in Las Vegas, Nevada.  The sale was reported in the Company’s Form 8-K filed on April 19, 2005

Joseph P. Martori	Chairman and CEO	$250,000
Nancy J. Stone	President and Director	100,000
Joseph P. Martori, II	Executive Vice President and Director	100,000
Edward S. Zielinski	Executive Vice President and Director	100,000
Margaret M. Eardley	Executive Vice President and Chief Financial Officer	50,000
Donald D. Denton	Executive Vice President	25,000
Thomas F. Dunlap	Executive Vice President	10,000

Cash bonuses in the aggregate amount of  $195,000 were also paid to non-executive officers and other employees.  In addition, director Steven A. White participated in the investment and received redemption proceeds of $382,672.

The information contained under this item on this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILX Resorts Incorporated

Date:  April 27, 2005

/s/ Joseph P. Martori

                                                        Joseph P. Martori

           Chairman